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                                  EXHIBIT 10(L)
              AMENDMENT #11 TO LOAN AGREEMENT DATED OCTOBER 1, 2000

                                 William Farber
                               32640 Whatley Road
                            Franklin, Michigan 48025

                                 October 1, 2000

Mr. Larry Dalesandro Lannett Company, Inc. 9000 State Road Philadelphia, Pennsylvania 19136

    Re: Loan Agreement between William Farber ("Lender") and Lannett Company, Inc., a Delaware Corporation ("Borrower") dated August 30, 1991, as amended by Amendment #1 to Loan Agreement dated as of March 15, 1993, and by letter agreements dated August 1, 1994, May 15, 1995, December 31, 1995, June 30, 1996, November 1, 1996, September 9, 1997, June 30, 1998, December 30, 1998, December 31, 1999, and October 1, 2000.

Dear Larry:

This letter confirms that the Maturity Date for the Revolving Credit Loan (as defined in the Loan Agreement) is extended to December 1, 2001.


                                                   Very Truly Yours

                                                   By: /s/ William Farber
                                                       ------------------
                                                       William Farber


AGREED TO AND ACCEPTED:

LANNETT COMPANY, INC.

By: /s/ Larry Dalesandro
    -------------------------------------
Larry Dalesandro, Chief Operating Officer



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